===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            RadioShack Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            RadioShack Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               [RADIOSHACK LOGO]

                             RadioShack Corporation
                      100 Throckmorton Street, Suite 1800
                            Fort Worth, Texas 76102

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Thursday, May 17, 2001
                                    10:00 am
                         Renaissance Worthington Hotel
                                200 Main Street
                            Fort Worth, Texas 76102

                    ---------------------------------------

                                     AGENDA

  (1) To elect 12 directors to serve until the next annual meeting of stockholders or until their successors are elected;

  (2)     To adopt the RadioShack Corporation 2001 Incentive Stock Plan; and

  (3) To transact any other business properly brought before the meeting or any adjournment of the meeting.

Stockholders of record at the close of business on March 21, 2001, will be entitled to notice of the meeting and the right to vote at the meeting.

                                       By Order of the Board of Directors

                                       Mark C. Hill
                                       Senior Vice President, Corporate
                                       Secretary and General Counsel

April 6, 2001
Regardless of whether you plan to attend the annual meeting, please VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR YOU MAY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. In the event you decide to attend the meeting, you may, if desired, revoke the proxy and vote your shares in person.

                               Table of Contents

PROXY STATEMENT                                                            Page

 .Item 1 Election of Directors                                               1
 Security Ownership of Certain Beneficial Owners of Company Voting
  Securities                                                                4
 Section 16(a) Beneficial Ownership Reporting Compliance                    5
 Director Attendance                                                        5
 Director Compensation                                                      5
 Board of Directors Committees                                              6
 Statement on Corporate Governance                                          8
 Audit and Compliance Committee Matters                                     9
 Independence of Company's Auditors                                         10
 Organization and Compensation Committee Report on Executive Compensation   11
 Executive Compensation                                                     13
 Option Grants in the Last Fiscal Year                                      14
 Option Exercises in the Last Year and Year-End Option Values               15
 Retirement and Deferred Compensation                                       15
 Executive Deferred Compensation Plans and Other Agreements                 16
 Change in Control Protections                                              17
 Compensation Committee Interlocks and Insider Participation                18
 Performance Graph                                                          19
 Certain Transactions with Management and Others                            19
 .Item 2 Approval of the Adoption of the RadioShack Corporation
      2001 Incentive Stock Plan                                             20
 RadioShack Corporation 2001 Incentive Stock Plan                           20
 Federal Income Tax Consequences                                            23
 Appointment of Independent Accountants                                     24
 Voting Rights and Proxy Information                                        24
 Stockholder Proposals and Nominations for Directors for the
   2002 Annual Meeting                                                      26
 Annual Report                                                              26
 Other Matters                                                              26

  ---------------------------------------------------------------------
 .Denotes item to be voted on at the meeting.

                                PROXY STATEMENT

                            RADIOSHACK CORPORATION
                      100 Throckmorton Street, Suite 1800
                            Fort Worth, Texas 76102

           ANNUAL MEETING OF STOCKHOLDERS OF RADIOSHACK CORPORATION
                     TO BE HELD ON THURSDAY, MAY 17, 2001

This Proxy Statement is being furnished to stockholders of RadioShack Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's voting securities as of the close of business on March 21, 2001, for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 17, 2001, at 10:00 a.m. (Central Daylight Savings Time) at the Renaissance Worthington Hotel, 200 Main Street, Fort Worth, Texas 76102, and at any resumption of the meeting after adjournment or postponement thereof. This Proxy Statement is first being mailed to the holders of the Company's voting securities on or about April 6, 2001.

                        PURPOSES OF THE ANNUAL MEETING

Holders of shares of Company common stock entitled to vote at the Annual Meeting will be asked to consider and to vote upon the following matters:

   I. the election of 12 directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected;

   II.   the adoption of the RadioShack Corporation 2001 Incentive Stock
         Plan; and

   III.  such other business as may properly come before the meeting.

The Board unanimously recommends a vote FOR the election of the Board's nominees for election as directors of the Company and has unanimously approved and advises the adoption of the RadioShack Corporation 2001 Incentive Stock Plan and recommends that holders of the Company's voting securities vote FOR the RadioShack Corporation 2001 Incentive Stock Plan.

As of the date of this Proxy Statement, the Board knows of no other business that will come before the Annual Meeting.

                                    ITEM 1

                             ELECTION OF DIRECTORS

 The Board of Directors Recommends a Vote "FOR" All Nominees Proxies submitted by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.

All 12 directors of the Company are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Currently, there are 12 directors. It is the intention of the persons named in the accompanying form of proxy card to vote for the election of all 12 nominees listed below as directors of the Company unless authority to so vote is withheld. All nominees have indicated their willingness to serve for the ensuing term.

  The nominees for directors of the Company are listed below:

           Name          (1) Principal Occupation                         Age Director
                         (2)Publicly Held Company                              Since
                             Board Memberships

--------------------------------------------------------------------------------------
  Frank J. Belatti       (1) Chairman and Chief Executive Officer of       53   1998
                             AFC Enterprises, Inc. (parent company of
                             Popeyes Chicken & Biscuits, Church's
                             Chicken, Seattle Coffee Company and
                             Cinnabon International).
                         (2) AFC Enterprises, Inc.

--------------------------------------------------------------------------------------
  Ronald E. Elmquist     (1) Consultant since February 2001. Chairman,     54   1997
                             President and Chief Executive Officer of
                             Keystone Automotive, Inc. from June 1998
                             to February 2001. Previously President,
                             Global Food Service-Campbell Soup Company
                             and Corporate Vice President, Campbell
                             Soup Company from January 1994 to April
                             1998.

--------------------------------------------------------------------------------------
  Lawrence V. Jackson    (1) Senior Vice President of Supply Operations    47   2000
                             of Safeway, Inc. since October 1997.
                             Previously Senior Vice President and COO
                             of Worldwide Operations PepsiCo. Food
                             Systems, Inc. from December 1994 to
                             October 1997.

--------------------------------------------------------------------------------------
  Robert J. Kamerschen   (1) Chairman & Chief Executive Officer DIMAC      65   1999
                             Holdings, Inc. since October 1999.* Senior
                             Consultant ADVO, Inc. since June 1999.
                             Previously Chairman ADVO, Inc. from
                             January 1999 to June 1999 and Chief
                             Executive Officer ADVO, Inc. from November
                             1988 to January 1999.
                         (2) coolsavings.com inc.; IMS Health, Inc.; R.
                             H. Donnelley Corp. and Synavant Inc.

--------------------------------------------------------------------------------------
  Lewis F. Kornfeld, Jr. (1) Retired Vice Chairman, RadioShack             84   1975
                             Corporation and Retired President,
                             RadioShack Division.

--------------------------------------------------------------------------------------
  Jack L. Messman        (1) President and Chief Executive Officer of      61   1993
                             Cambridge Technology Partners, Inc. since
                             July 1999. Previously Chairman and Chief
                             Executive Officer, Union Pacific Resources
                             Group Inc. from October 1996 until July
                             1999. Previously President and Chief
                             Executive Officer of Union Pacific
                             Resources Group Inc. from May 1995, to
                             October 1996.
                         (2) Cambridge Technology Partners, Inc.;
                             Novell, Inc.; Safeguard Scientifics, Inc.
                             and US Data Corporation.

--------------------------------------------------------------------------------------
  William G. Morton, Jr. (1) Chairman Emeritus, Boston Stock Exchange,     64   1987
                             Inc. since March 2001. Previously Chairman
                             and Chief Executive Officer, Boston Stock
                             Exchange, Inc. until March 2001.
                         (2) 12 funds managed by Morgan Stanley Dean
                             Witter Investment Management, Inc.


         Name        (1) Principal Occupation                         Age Director
                     (2)Publicly Held Company                              Since
                         Board Memberships

----------------------------------------------------------------------------------
  Thomas G. Plaskett (1) Managing Director, Fox Run Capital            57   1986
                         Associates and Business Consultant since
                         November 1991. Chairman of Probex
                         Corporation from November 1999 to December
                         2000 and President and CEO of Probex
                         Corporation from November 1999 to August
                         2000. Vice Chairman, Legend Airlines, Inc.
                         since June 1997 and Executive Vice
                         President since September 1999.**
                         Previously Chairman Greyhound Lines, Inc.,
                         from March 1995 to March 1999.
                     (2) Probex Corporation and Smart & Final, Inc.

----------------------------------------------------------------------------------
  Leonard H. Roberts (1) Chairman of the Board of Directors,           52   1997
                         RadioShack Corporation since May 1999;
                         Chief Executive Officer of RadioShack
                         Corporation since January 1999; President,
                         RadioShack Corporation from December 1995
                         to December 2000.

----------------------------------------------------------------------------------
  Alfred J. Stein    (1) Start-up Consultant for the high tech         68   1981
                         industry since June 1999. Previously
                         Chairman and Chief Executive Officer, VLSI
                         Technology, Inc. until June 1999.
                     (2) Advanced Power Technology, Inc.

----------------------------------------------------------------------------------
  William E. Tucker  (1) Chancellor Emeritus, Texas Christian          68   1985
                         University since July 1998. Previously
                         Chancellor, Texas Christian University
                         until June 1998.

----------------------------------------------------------------------------------
  Edwina D. Woodbury (1) President, The Chapel Hill Press, Inc.        49   1998
                         since July 1999. Previously, Consultant
                         from January 1999 through January 2000 and
                         Executive Vice President-Business Process
                         Redesign, Avon Products, Inc. from
                         February 1998, through December 1998.
                         Senior Vice President, Chief Financial and
                         Administrative Officer, Avon Products,
                         Inc. from November 1993, to February 1998.
                     (2) Click Commerce, Inc.


* DIAMAC Holdings, Inc. filed for Chapter 11 bankruptcy protection on April 6, 2000 and emerged from bankruptcy protection on February 27, 2001.

**  Legend Airlines, Inc. filed for Chapter 11 bankruptcy protection on
   December 3, 2000.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                          OF COMPANY VOTING SECURITIES

The following table sets forth, as of February 28, 2001, certain information with respect to the beneficial ownership of the Company's voting securities held by (i) each current director of the Company, (ii) the Chairman and Chief Executive Officer and the three most highly compensated current Executive Officers of the Company for the year ended December 31, 2000, (iii) the Company's current directors and Executive Officers as a group, and (iv) persons known to the Company to own beneficially more than 5% of any class of the Company's voting securities, except for the Tandy Fund Trustee, which holds 100% of the Company's outstanding Series B TESOP Convertible Preferred Stock for the benefit of Tandy Fund participants.

                                    -------------------------------
                                         Amount and Nature of
                                       Common Stock Beneficially
                                              Owned(2)(3)
                                    -------------------------------
                                    Number of  Right to  Percent of   Common
                                      Shares    Acquire    Class    Stock Units
                                     Held of      (1)                   (4)
                                      Record
-------------------------------------------------------------------------------
Directors and Other Named
 Executive Officers
Frank J. Belatti, Director                 500    29,332     *           -0-
Ronald E. Elmquist, Director               268    35,999     *          4,254
Lawrence V. Jackson, Director              900       -0-     *           -0-
Robert J. Kamerschen, Director           7,000    11,999     *          1,351
Lewis F. Kornfeld, Jr.,
   Director (5)                         20,400    31,999     *           -0-
Jack L. Messman, Director               13,524    31,999     *         11,748
William G. Morton, Jr., Director        12,000    73,999     *          8,444
Thomas G. Plaskett, Director            15,992    31,999     *           -0-
Leonard H. Roberts, Chairman and
   Chief Executive  Officer            136,712   872,040     *        264,526
Alfred J. Stein, Director               16,454   107,999     *          2,953
William E. Tucker, Director             33,117    83,999     *           -0-
Edwina D. Woodbury, Director             1,000    29,332     *          3,299
David J. Edmondson, President and
   Chief Operating Officer              23,553   159,607     *         13,728
David Christopher, Executive Vice
   President (6)                       375,713   316,078     *         41,665
Mark C. Hill, Senior Vice
   President, Corporate
   Secretary and General Counsel        13,876   114,527     *         44,688
Directors and Executive Officers
   as a Group (19 people) (7)          690,440 2,091,767    1.50%     418,959
Stockholders
Putnam Investments, LLC., One Post
Office Square,
Boston, Massachusetts 02109(8)      14,273,967              7.70%
Massachusetts' Financial Services
Company, 500 Boylston Street
Boston, Massachusetts (9)           11,824,044              6.40%

------------------
* Less than 1%

(1) Shares Executive Officers and directors could acquire by exercising stock options within 60 days of February 28, 2001.

(2) The address of each director and named executive officer is c/o RadioShack Corporation, 100 Throckmorton Street, Suite 1800, Fort Worth, Texas 76102.

(3) Unless otherwise noted, each person has sole investment and voting power with respect to the shares indicated.

(4) Common stock units are not shares of common stock and have no voting power and this information is set forth as of December 31, 2000. The units for directors represent director fee deferrals and partial Company matches under the Directors' Unfunded Deferred Compensation Plan. The units for Executive Officers represent in some cases restricted stock deferrals and also salary and bonus deferrals and Company partial matches under either or both the Company's Executive Deferred Compensation Plan and the Executive Deferred Stock Plan.

(5) Includes 15,000 shares of Company common stock owned by a trust of which Mr. Kornfeld is the sole beneficiary.

(6) Includes 12,000 shares held by Mr. Christopher's spouse.

(7) Mr. Dwain H. Hughes, formerly Senior Vice President and Chief Financial Officer of the Company, died on January 30, 2001.

(8) According to an Amendment to Schedule 13G dated February 14, 2001, Putnam Investments, LLC., a Massachusetts limited liability company and a wholly owned subsidiary of Marsh & McLennan Companies, Inc., owns Putnam Investment Management, LLC. and The Putnam Advisory Company, LLC., investment advisers which hold shared dispositive powers over all the shares. The Trustees of Putnam Advisory Company, LLC. and Putnam Investment Management, LLC. have sole voting power over the shares held by them, except for The Putnam Advisory Company, LLC., which shares voting power with its institutional clients.

(9) According to Schedule 13G dated February 12, 2001 Massachusetts Financial Services Company, a Delaware corporation, has sole voting and dispositive power over all the shares and shares beneficial ownership with certain other non-reporting entities.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States the Company's directors, Executive Officers and all persons holding 10% or more of Company common stock are required to report their ownership of the Company's securities and any changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during the year ended December 31, 2000. To the Company's knowledge, these filing requirements were satisfied by the Company's present directors and Executive Officers.

                              DIRECTOR ATTENDANCE

The Board held five meetings during 2000. All nominees for director, after being elected or appointed to office in 2000, attended at least 75% of the meetings of the Board and committee meetings of which they were a member.

                             DIRECTOR COMPENSATION

The following table represents components of non-employee director compensation:

  Components                                Note Compensation

--------------------------------------------------------------------------------------
  Annual Board Retainer                     1    $24,000
--------------------------------------------------------------------------------------
  Annual Option Grant                       2    One option to purchase 16,000 shares.
--------------------------------------------------------------------------------------
  Annual Retainer for Committee Chair            $2,500
--------------------------------------------------------------------------------------
  Board Attendance Fee (each in person           $1,000
    meeting)
--------------------------------------------------------------------------------------
  Board Attendance Fee (each conference     3    $250
    call meeting)
--------------------------------------------------------------------------------------
  Committee Attendance Fee (each in person  3    $500
    meeting)
--------------------------------------------------------------------------------------
  Committee Attendance Fee (each            3    $250
    conference call meeting)
--------------------------------------------------------------------------------------
  Expenses of Attendance                         Reimbursement of actual expenses
                                                 incurred.
--------------------------------------------------------------------------------------
  New Director Option Grant                 4    One-time option grant to purchase
                                                 20,000 shares of common stock.

------------------

1. Each non-employee director may elect before May 1 of each year to have 50% or 100% of this annual retainer fee paid in shares of Company common stock.

2. Each non-employee director is automatically granted a non-qualified stock option to purchase 16,000 shares of Company common stock on the first business day in September of each year that he or she serves as a director. The option exercise price of all options granted to non-employee directors is set at the fair market value (average of the high and low sales prices) of a share of Company common stock on the first business day in September of the year of grant. The options vest in three equal increments on the first, second and third annual anniversaries of the date of grant.

3. These fees only apply if the committee meeting is held more than 24 hours before or after a board meeting.

4. Each new non-employee director receives a one-time grant of an option to purchase 20,000 shares of Company common stock on the date he or she attends his or her first Board meeting. The option exercise price is set at the fair market value (average of the high and low sales prices) of a share of Company common stock on the date of grant. These options vest in three equal increments on the first, second and third anniversaries of the date of grant.

Unfunded Deferred Compensation Plan for Directors

Under the Company's Unfunded Deferred Compensation Plan for Directors, non-employee directors may elect to defer payment of all or a specified part of their annual retainer fees and meeting fees payable for services rendered to the Company. Interest is credited for fees deferred in cash at the rate of 1% below the prime rate. If a director elects to defer payment of fees payable in Company common stock in excess of three years, the Company will make an additional contribution of 25% of the amount deferred in Company common stock. Upon a change in control of the Company, a director will receive any deferred fees and the additional Company contribution in a lump sum.

                         BOARD OF DIRECTORS COMMITTEES

The Board has four standing committees: the Audit and Compliance Committee; the Corporate Governance Committee; the Executive Committee and the Organization and Compensation Committee. Actions taken by any of these Committees are reported to the Board and the Board receives a copy of the minutes of all Committee meetings. Membership in each of the committees is as follows:

Audit and Compliance Committee        Executive Committee


Mr. Elmquist (Chair)                  Mr. Roberts (Chair)
Mr. Jackson                           Mr. Elmquist
Mr. Messman                           Mr. Kornfeld
Mr. Plaskett                          Mr. Messman
Ms. Woodbury                          Mr. Morton

Corporate Governance Committee        Organization and Compensation Committee


Mr. Tucker (Chair)                    Mr. Messman (Chair)
Mr. Belatti                           Mr. Kamerschen
Mr. Elmquist                          Mr. Morton
Mr. Kornfeld                          Mr. Stein
Mr. Plaskett                          Ms. Woodbury
Mr. Stein

Audit and Compliance Committee                 6 meetings in calendar year 2000

1. Reviews the engagement of the independent accountants;

2. Reviews the scope and timing of the audit of the independent accountants;

3. Reviews the non-audit related services provided by the independent accountants;

4. Reviews the report of the independent accountants upon completion of its audit;

5. Reviews the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and compliance with applicable laws and ethical business practices;

6. Reviews major litigation and risk management policies and procedures, including insurance coverages; and

7. Reviews with the independent accountants and management the Company's policies and procedures with respect to laws and ethical business practices.

Executive Committee                             1 meeting in calendar year 2000

Exercises all powers of the Board when it is impractical to assemble the full Board unless otherwise prohibited by law or involves amending the charter of any Board Committee.

Organization and Compensation Committee        5 meetings in calendar year 2000

1. Reviews and makes recommendations to the Board concerning compensation plans for executive management;

2. Reviews management's appointments and promotions to officer positions; and

3. Approves annual salary increases, bonuses, stock option and restricted stock awards in accordance with existing applicable plans.

Corporate Governance Committee                 4 meetings in calendar year 2000

1. Reviews and nominates to the Board candidates to be directors of the Company and compensation of Board members;

2. Approves or denies requests by Company officers to serve on the boards of outside companies;

3. Recommends to the Board the members and chair persons of all standing committees;

4. Recommends the duties to be included in the charter of new standing committees;

5. Assists the independent directors in conducting a self-evaluation of the effectiveness of the Board and each of its members; and

6. Reviews with management the overall effectiveness of the organization of the Board and the conduct of the Board's business and makes recommendations to the Board based on its evaluation.

                       STATEMENT ON CORPORATE GOVERNANCE

The Board of Directors has for many years followed specific policies regarding corporate governance. The Board of Directors has incorporated these policies and procedures into its Statement on Corporate Governance. To obtain a complete copy of the Statement on Corporate Governance, please contact Ms. Carolyn Hoopes, Vice President and Assistant Corporate Secretary, 100 Throckmorton Street, Suite 1724, Fort Worth, Texas 76102-2816, Telephone (817) 415-2758 or visit our website at www.radioshackcorporation.com. The following is a summary of certain material items in the Statement on Corporate Governance.

Board Responsibilities

The principal responsibility of the Board of Directors is as follows:

Promote and act in the best interests of all stockholders of the Company through careful selection and oversight of executive management including the further development of compensation plans based on performance. To consider and monitor the potential impact of Board and executive management decisions on the Company's stockholders, employees, customers, suppliers, lenders and the communities in which it operates.

Board Oversight of Management

1. Evaluate the Chief Executive Officer and other corporate officers annually.

2. Review and approve the broad strategic and financial objectives of the Company through a collaborative process with executive management.

3. Review and approve compensation plans of any officer of the Company who is paid $125,000 or more per year. The Board believes that compensation plans should be tied directly to the Company's performance.

4. Review the succession plans for executive management so that continuity in the operation of the Company can be maintained in the event of untimely displacement of key management members.

Board Composition

1. The Company's By-Laws provide that the Board of Directors must have at least three and not more than 14 members.

2. Four standing committees have been established by the Board: Audit and Compliance Committee; Organization and Compensation Committee; Corporate Governance Committee and the Executive Committee.

3. New committees may be established by the Board at any time.

Board Independence

1. It is the Board's goal that at least 75% of the members of the Board be independent.

2. Each of the independent directors, in the opinion of the Board, is independent of management and free from any relationship that would interfere with the exercise of independent judgment.

3. Only independent directors are eligible to serve as members of the Audit and Compliance Committee, the Organization and Compensation Committee, and the Corporate Governance Committee under the applicable rules and regulations of the Securities and Exchange Commission, the New York Stock Exchange and the Internal Revenue Service. Each independent director is eligible to serve on each of these Committees.

Directors

1. Under the Company's By-Laws, all directors stand for re-election every year.

2. The Board of Directors has exclusive responsibility for selecting its own members.

3. Within three years of their election to the Board, directors are required to own shares of Company common stock that are at least equal in value to 200% of the Board of Director's annual retainer fee then in effect.

4. Directors should not stand for re-election after age 70. This policy does not apply to directors who were over the age of 70 as of January 1, 1998.

                    AUDIT AND COMPLIANCE COMMITTEE MATTERS

Audit and Compliance Committee Report

The Audit and Compliance Committee reports as follows with respect to the Company's 2000 audited financial statements:

 .     The Committee has reviewed and discussed with the Company's management the Company's 2000 audited consolidated financial statements;

 .     The Committee has discussed with the independent auditors
      (PricewaterhouseCoopers LLP) the matters required to be discussed by SAS 61 which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

 .     The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

 .     Based on a review and discussions of the Company's 2000 audited consolidated financial statements with management and discussions with the independent auditors, the Audit and Compliance Committee recommended to the Board of Directors that the Company's 2000 audited consolidated financial statements be included in the Company's Annual Report on Form 10-K.

                    Audit and Compliance Committee Members

         Ronald E. Elmquist (Chair)                  Thomas G. Plaskett
             Lawrence V. Jackson                      Jack L. Messman
                                Edwina D. Woodbury

Independence of Audit and Compliance Committee Members

Messrs. Elmquist, Jackson, Messman, Plaskett and Ms. Woodbury, all of whom are members of the Audit and Compliance Committee, are independent as defined by the applicable New York Stock Exchange listing standards.

Mr. Messman is President and Chief Executive Officer of Cambridge Technology Partners, Inc. a supplier to the Company of software products and related consulting services. The Board of Directors has determined that this relationship is not material either to the Company or Cambridge Technology Partners, Inc. and that the relationship does not interfere with Mr. Messman's exercise of independent judgment.

Mr. Jackson, appointed to the Board on October 20, 2000, is Senior Vice President of Supply Operations of Safeway, Inc. The Company rents space for one of the RadioShack retail stores from Safeway, Inc. The Board of Directors has determined that this relationship is not material to either the Company or Safeway, Inc. and that the relationship does not interfere with Mr. Jackson's exercise of independent judgment.

Mr. Elmquist was Chairman, President and Chief Executive Officer of Keystone Automotive, Inc. until his resignation on February 24, 2001. On February 2, 2001, the Company leased from Keystone Automotive, Inc. certain property for use as a service center. The Board of Directors has determined that this relationship is not material to either the Company or Keystone Automotive, Inc. and that the relationship does not interfere with Mr. Elmquist's exercise of independent judgment.

                      INDEPENDENCE OF COMPANY'S AUDITORS

PricewaterhouseCoopers LLP has been the independent accounting firm that audits the financial statements of the Company and its predecessors since 1899. In accordance with standing policy, PricewaterhouseCoopers periodically changes the personnel who work on the Company's audit.

In addition to performing the audit of the Company's consolidated financial statements, PricewaterhouseCoopers provided various other services during 2000. The aggregate fees billed for 2000 for each of the following categories of services are set forth below:

   Audit in connection with the        $522,622
   Annual Report on Form 10-K and
   limited review of the Company's
   quarterly reports

   All other fees                      $572,120

PricewaterhouseCoopers did not provide any services related to financial information systems design and implementation during 2000.

"All other fees" includes (i) tax planning and advice, (ii) benefit plan audit, and (iii) evaluating the effects of various accounting issues and changes in professional standards.

The Audit and Compliance Committee reviews summaries of the services provided by PricewaterhouseCoopers and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers.

The Audit and Compliance Committee has determined the provision of these non-audit services are compatible with maintaining PricewaterhouseCoopers' independence.

                    ORGANIZATION AND COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

The Organization and Compensation Committee is appointed by the Board of Directors and is composed entirely of independent directors.

Compensation Philosophy and Overall Objectives

The Company's executive compensation program is designed to encourage and reward enhancement of stockholder value. The program focuses on four key objectives:

 .  Motivate executives toward effective long-term management of the Company;

 .  Align the interests of management and key employees with stockholders;

 .  Reward effective ongoing management of the Company; and

 . Attract and retain key executives through competitive salary and incentive plans.

Annual Incentive Bonus

Four performance measures are used to determine the incentive bonuses for the named Executive Officers and the Chief Executive Officer;

 .  Increase in operating income (before income taxes) over the previous year;

 .  Increase in earnings per share over the previous year;

 .  Increase in share price over the previous year; and

 . Stock price performance in relation to a similar group of other retail companies.

Two named Executive Officers, other than the Chief Executive Officer, had one additional performance measure that took into account net income (before income taxes) of the business unit for which the Executive Officer was responsible.

Base Salary

The Company's executive compensation program includes a competitive base salary based on a review of pay practices of similar companies as well as the Executive Officer's past performance and an assessment of his or her ability to contribute to the Company's progress.

Long Term Incentives

The Company's executive compensation program also includes long term incentives, such as stock options and other types of stock-based awards.

In 2000, the Committee granted a total of 4,462,350 stock options to over 5,900 employees under the Company's 1997 Incentive Stock Plan ("1997 ISP") and 1999 Incentive Stock Plan ("1999 ISP"), including all of the currently serving named Executive Officers. The quantity of options granted to officers was determined by the Committee based on its evaluation of the individual's performance following consultation with the Chief Executive Officer. The grant of options to the Chief Executive Officer was determined solely by the Committee.

Under the 1997 ISP, the Company may also grant various types of other stock-based awards, including performance shares, stock appreciation rights, restricted stock and performance units, to eligible participants in amounts to be determined by the Committee, subject to the restrictions set forth in the plan. The 1999 ISP provides only for the grants of non-statutory stock options and stock appreciation rights. Under the present and any contemplated incentive stock plans of the Company, all options and awards will only be awarded at their fair market value (average of the high and low sales prices) on the date of grant and will not be repriced.

The Committee continues to believe that stock options are very important in motivating and rewarding creation of long-term stockholder value. The Committee has awarded in the past, and plans to award in the future, stock options to a broad spectrum of employees based on continuing progress of the Company and improvements in individual performance.

Compensation of the Chief Executive Officer and Executive Officers

For the year ending December 31, 2000, the compensation of the Chief Executive Officer and Executive Officers was determined under the compensation plan approved by the Committee on December 16, 1998, and by the stockholders on May 20, 1999. The stockholders on May 18, 2000 also approved an amendment to this compensation plan. The bonus factors utilized in the compensation plan, as amended, were increases in the Company's operating income (before income taxes) over the previous year, increases in the Company's earnings per share over the previous year, increases in the Company's average share price during 2000 over 1999's average share price and the Company's stock price performance in relation to a similar group of other retail companies. Based on these factors, in 2000, Mr. Roberts received a base salary of $1,000,000 and a bonus of $1,705,547 and a grant of options to purchase 350,000 shares of Company common stock. In addition, Mr. Roberts received a grant of 25,000 shares of restricted Company common stock. One third of these shares vest on each of the three anniversary dates of the grant date if certain bonus targets are met. Mr. Roberts was paid a base salary of $850,000 and a bonus of $850,000 for the year 1999.

Policy Regarding Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits corporate deductions to $1 million dollars for compensation, except for qualified performance-based compensation, for compensation paid to a person who on the last day of fiscal years beginning on or after January 1, 1994, is either the Chief Executive Officer or among the four most highly compensated officers other than the Chief Executive Officer.

The Committee does not believe that compensation decisions should be constrained necessarily by how much compensation is deductible for federal income tax purposes and as such, has not and will not make compensation decisions based solely on the deductibility of compensation.

                    Organization and Compensation Committee

        Jack L. Messman, Chairman                William G. Morton, Jr.
           Robert J. Kamerschen                     Alfred J. Stein
                                Edwina D. Woodbury

                            EXECUTIVE COMPENSATION

The following table reflects the cash and non-cash compensation attributable to the Chief Executive Officer of the Company and the four other most highly compensated Executive Officers of the Company for the year ending December 31, 2000.

                                            Summary Compensation Table
                                            --------------------------
                           Annual Compensation (1)          Long-Term Compensation
                          -------------------------- ------------------------------------
                                                     Restricted  Securities
        Name and                                       Stock     Underlying   All Other
       Principal          Fiscal  Salary     Bonus     Awards   Options/SARs Compensation
        Position           Year     ($)       ($)    ($)(2)(3)     (#)(4)       ($)(5)
-----------------------------------------------------------------------------------------
Leonard H. Roberts         2000  1,000,000 1,705,547 1,178,125    350,000      313,387
Chairman and Chief         1999    850,000   850,000         0    325,000      113,789
Executive Officer          1998    610,000   610,000 2,949,372    600,000       84,088

David J. Edmondson         2000    420,000   547,782    84,825    160,000       68,581
President and Chief        1999    350,000   350,000         0    140,000       35,564
Operating Officer (6)

David Christopher          2000    349,800   370,255   183,788    100,000       94,355
Executive Vice President
(7)                        1999    330,000   330,000         0    100,000      199,856
                           1998    308,000   247,953         0    100,000       94,474

Dwain H. Hughes            2000    381,700   390,598   197,925    100,000      135,750
Senior Vice President      1999    360,000   360,000         0    100,000       65,589
and Chief Financial
 Officer (8)               1998    320,000   320,000   411,875    100,000       79,090

Mark C. Hill               2000    302,000   309,057   160,225    100,000      106,044
Senior Vice President,     1999    285,000   285,000         0    100,000       66,821
Corporate Secretary and    1998    257,292   250,000   411,875     80,000       18,116
General Counsel

------------------
(1) Other than restricted stock awards (see #2 and #3 below) for the years shown, the named Executive Officers did not receive any annual compensation other than salary and bonus, except for certain perquisites and other personal benefits. The amounts for perquisites and other personal benefits for the named Executive Officers are not shown because the aggregate amount of such compensation, if any, for each of the named Executive Officers during the fiscal year shown does not exceed $50,000.

(2) On October 23, 1998, Mr. Roberts was granted an award of 60,000 shares of restricted stock. The 60,000 share award vests in equal one-third increments annually on the anniversary dates of grant over a three year period. The remaining one-third of this restricted stock award to Mr. Roberts vests only if he is still employed by the Company on the date of vesting. In addition, Messrs. Hill and Hughes were granted awards of restricted stock on December 16, 1998, attributable to their performance. These awards of 20,000 shares each vest in equal one-third increments annually on the anniversary date of grant over a three year period; provided, the named Executive Officer is employed by the Company on the vesting date. Dividends are payable on these shares. The closing price of shares of Company common stock on December 31, 2000 was $42.8125. The value of these unvested restricted stock holdings of Messrs. Roberts, Hughes and Hill as of December 31, 2000 were $856,250, $285,430 and $285,430, respectively.

(3) On May 10, 2000, Messrs. Roberts, Edmondson, Christopher, Hughes and Hill were granted 25,000, 1,800, 3,900, 4,200 and 3,400 shares of restricted stock, respectively. These shares vest in equal one-third increments annually on the anniversary date of grant over a three year period only if certain bonus targets are met and the named executive officer is still employed by the Company. Dividends are payable on these shares.

(4) Includes all options granted during the year under the 1997 ISP, regardless of whether the options are incentive stock options or non-qualified stock options.

(5)Includes the Company's contributions allocated to the accounts of the named Executive Officers participating in the following employee benefit plans: the Stock Plan, Tandy Fund, the Employees Supplemental Stock Plan ("SUP"), Executive Deferred Compensation Plan, Executive Deferred Stock Plan, several deferred compensation agreements and insurance premiums for medical-life insurance. The applicable amounts allocated in 2000 to the named Executive Officers in the Stock Plan, Tandy Fund, SUP, the deferral plans, deferral agreements and insurance premiums, respectively, are: $3,040, $6,437, $1,877, $292,887 and $9,146 for Mr. Roberts; $4,378, $17,880,

$20,784, $18,648 and $6,891 for Mr. Edmondson; $8,174, $7,526, $5,799, $65,260
and $7,596 for Mr. Christopher; $19,555, $17,880, $13,948, $75,844 and $8,523
for Mr. Hughes; and $1,402, $3,122, $1,494, $91,205 and $8,821 for Mr. Hill.
Amounts do not include amounts payable in the event of a change in control of the Company. See "Change in Control Protections."

(6) On December 13, 2000, Mr. Edmondson was appointed President and Chief Operating Officer of the Company. Prior to that, Mr. Edmondson was appointed by the Board on October 23, 1998 as Senior Vice President of the Company and Executive Vice President and Chief Operating Officer of the Company's RadioShack division.

(7) Mr. Christopher was appointed by the Board on October 23, 1998, as Executive Vice President of the Company. Prior to his appointment, Mr. Christopher was Executive Vice President of the Company's RadioShack division.

(8) Mr. Dwain H. Hughes, formerly Senior Vice President and Chief Financial Officer of the Company, died on January 30, 2001.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

Options were granted on May 18, 2000, under the 1997 ISP to the Executive Officers named in the Executive Compensation table. The potential value of these options at the specified rates of appreciation is shown in the table below. The 1997 ISP also provides for the grant of restricted stock awards and stock appreciation rights; however, no stock appreciation rights were granted in 2000 to the named Executive Officers.

                                                                     Potential Realizable
                                                                       Value at Assumed
                                                                     Annual Rates or Stock
                                                                      Price Appreciation
                                                                          for Option
                                                                           Term (2)
                                                                     ---------------------
                                    % of Total
                       Number of   Options/SARs
                       Securities    Granted    Exercise
  Name and             Underlying  To Employees  or Base
  Type of             Options/SARs      in        Price   Expiration     5%        10%
  Option (1)            Granted    Fiscal Year  ($/Share)    Date       ($)        ($)
------------------------------------------------------------------------------------------
  Leonard H. Roberts    350,000       7.8434      46.03    5/18/10   10,132,082 25,676,685

  David J. Edmondson    160,000       3.5856      46.03    5/18/10    4,631,808 11,737,913

  David Christopher     100,000       2.2410      46.03    5/18/10    2,894,880  7,336,195

  Dwain H. Hughes       100,000       2.2410      46.03    5/18/10    2,894,880  7,336,195

  Mark C. Hill          100,000       2.2410      46.03    5/18/10    2,894,880  7,336,195

------------------
(1) All options shown were granted on May 18, 2000 under the 1997 ISP. These options vest in annual increments of one-third beginning on May 18, 2001. For persons who continue to serve as employees of the Company, options expire 10 years from the date of grant.

(2) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of Company common stock. The gains reflect a future value based upon growth, compounded annually during the 10-year option period, at these prescribed rates. The Company did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower, value. The Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatility factors. Consequently, the potential realizable value has not been discounted to present value.

         OPTION EXERCISES IN THE LAST YEAR AND YEAR-END OPTION VALUES

The following table summarizes individual option exercises during the year ended December 31, 2000, by each of the named Executive Officers and the year-end value of the unexercised options. These options were periodically granted between 1992 and 1998.

                                                    Number of                 Value of
                                                   Unexercised               Unexercised
                                                   Options at               In-The-Money
                                                    Year-End                Options/SARs
                                                       (#)               at Year-End ($)(1)
                        Shares
                      Acquired on   Value
                       Exericse   Realized
  Name                    (#)        ($)    Exercisable Unexercisable Exercisable Unexercisable
-----------------------------------------------------------------------------------------------


  Leonard H. Roberts    105,000   5,126,952   872,040     1,033,864   19,477,909    8,695,697
  David J. Edmondson     23,962   1,407,482   159,607       304,531    2,311,127    1,028,072
  David Christopher      59,364   3,410,157   316,078       226,358    7,780,275    1,330,818
  Dwain H. Hughes        43,973   1,942,681   234,201       226,358    5,377,078    1,330,818
  Mark C. Hill              -0-         -0-   114,527       200,883    1,741,546      702,787

------------------
(1) For purposes of calculating whether an option was "in-the-money" this chart uses the December 31, 2000, average of the high and low trading prices on the New York Stock Exchange for Company common stock of $43.1563.

                     RETIREMENT AND DEFERRED COMPENSATION

The Plans

Under the Company's Salary Continuation Plan for Executive Employees and its Officers Deferred Compensation Plan, the Organization and Compensation Committee may select full-time executive employees for participation in these Plans. The Plans generally provide for the payment of reduced benefits following a participant's early retirement between the ages of 55 and 65, full benefits between the ages of 65 and 70, reduced benefits between the ages of 70 and 75, and for payment of a death benefit to the participant's designated beneficiary in the event of death prior to age 75 during employment. Benefits are payable in 120 equal monthly installments.

Under the Plans, the Committee determines an amount designated as the "Retirement Compensation Amount" for each participant. The amount established by the Committee does not necessarily bear any relationship to the participant's present compensation, final compensation or years of service.

The annual Retirement Compensation at retirement at age 65 for the Executive Officers listed in the Executive Compensation table at December 31, 2000, would have been as follows:

                         Salary           Deferred
                    Continuation Plan Compensation Plan   Total
                           --------------------------------------
Leonard H. Roberts               $-0-        $1,000,000 1,000,000
David J. Edmondson            162,500           200,000   362,500
David Christopher             100,000           200,000   300,000
Dwain H. Hughes                   -0-           300,000   300,000
Mark C. Hill                      -0-           237,500   237,500

------------------

Special Provisions of the Salary Continuation Plan

The Salary Continuation Plan provides for payments to be made to certain executive employees in the event of their voluntary or involuntary termination of employment following a Change in Control, as defined in a 1984 letter of amendment to the Plan. In the event of a Change in Control, each executive employee who is subject to such letter amendment becomes immediately vested at the age 65 benefit level for a period of three years; and if his or her employment with the Company ceases, whether voluntarily or involuntarily, during this three year period, he or she will receive payments equal to the annual retirement benefit at age
65. Payment is made in 120 equal monthly installments to the participant or to his or her beneficiary.

Special Provisions of the Deferred Compensation Plan

The Deferred Compensation Plan provides that, for one year following the occurrence of a Change in Control, (as defined in the Plan), the Plan shall not be terminated or amended in any way, nor shall the manner in which the Plan is administered be changed in any way which adversely affects the rights of its participants or beneficiaries. Upon a Change in Control, the provisions of the Deferred Compensation Plan provide that any benefit due under it shall be (1) offset by any outstanding loan of the participant, and (2) forfeited, if the participant engages in any activity that is in competition with the Company. In the event of a Change in Control, each participant in this Plan becomes immediately vested at the age 65 benefit level. Additionally, if the participant's employment is terminated for any reason following a Change in Control, the Company must make a lump-sum payment equal to the present value of the age 65 benefit level.

          EXECUTIVE DEFERRED COMPENSATION PLANS AND OTHER AGREEMENTS

The Company's Executive Deferred Compensation Plan and Executive Deferred Stock Plan permit Executive employees of the Company to defer, on a pre-tax basis, up to 100% of their base salary and/or bonuses. These plans are distinct from the Salary Continuation and Deferred Compensation Plans described above. The major features of these plans are:

    . Deferral of the receipt of up to 100% of certain Executive employee's base salary or bonus;

    . Deferral of any restricted stock that would otherwise vest and any gain realized upon exercise of any nonqualified stock option;

    . Investment of cash deferrals in either Company common stock or mutual funds;

    . Company matching payments on salary and bonus as follows: 12% match on salary and bonus deferrals in the form of Company common stock and an additional 25% match on salary or bonus deferrals in the form of Company common stock if salary and/or bonus deferrals are deferred for more than five years and are invested in Company common stock;

    . Selection of a future distribution date to receive the deferrals and matches in either a lump sum or annual installment payments not exceeding 20 years; and

    . In the event the Company experiences a Change in Control, these plans provide that, within two weeks of this event, each Executive employee participant will be paid the full value of his or her accounts in the plans in the form of cash or Company common stock, as the case may be.

Agreement with Mr. Roberts. Upon Mr. Robert's appointment as Chief Executive Officer of the Company, the Board of Directors determined that it is in the best interests of the

Company and its stockholders to provide for an orderly transition if Mr. Roberts should leave the employ of the Company. Should Mr. Roberts involuntarily leave the Company under defined circumstances, the Agreement provides salary and bonus payments and acceleration of certain stock awards. In the event Mr. Roberts voluntarily leaves the Company or leaves under other defined circumstances, Mr. Roberts receives no payments or accelerations under the Agreement. In no event would Mr. Roberts receive benefits under both this Agreement and the Termination Protection Agreement described below under "Change in Control Protections".

                         CHANGE IN CONTROL PROTECTIONS

In addition to the change in control protections contained in the Salary Continuation Plan, the Deferred Compensation Plan, the Executive Deferred Compensation Plan and the Executive Deferred Stock Plan described above, the Company has also implemented the following change in control protections:

Bonus Guarantee Letter Agreements. The Company currently has Bonus Guarantee Letter Agreements with all of the currently serving Executive Officers named in the Executive Compensation table. Each Agreement provides that if the Executive Officer is employed by the Company on the date of a Change in Control, then for the following fiscal year he/she will receive an annual bonus at least equal to the highest annual bonus paid or payable to him/her in respect of any of the three full fiscal years ended prior to a Change in Control, if certain conditions are met. Assuming a Change in Control occurred on the date of this Proxy Statement, and the currently serving named Executive Officers' employment had terminated on that date, it is estimated that the minimum bonuses payable under the Bonus Guarantee Letter Agreements would be approximately $1,705,547 for Mr. Roberts, $549,532 for Mr. Edmondson, $370,255 for Mr. Christopher, and $309,057 for Mr. Hill.

Benefit Protections. The Board also has included change in control protections in the Tandy Fund, the Employees Supplemental Stock Program, Stock Plan, Post Retirement Death Benefit Plan, 1993 Incentive Stock Plan, 1997 ISP, 1999 ISP and several other plans. The Tandy Fund provides that for a period of one year following a Change in Control, the plan may not be terminated or amended in any way that would adversely affect the amount or entitlement of benefits. The Supplemental Stock Program and the Stock Plan contain similar protections and also provide that the Company may not reduce the level of its contributions to these Plans. The Stock Plan additionally provides that in the event of a Change in Control or a tender offer, the Company shall distribute to participants all Company common stock credited to each participant's account. The change in control provisions of the 1993 Incentive Stock Plan, 1997 ISP and 1999 ISP provide that all outstanding options become immediately vested and exercisable in the event of a "Change in Control".

Termination Protection Agreements. As of December 31, 2000, the Company entered into Termination Protection Agreements with all of the currently serving Executive Officers named in the Executive Compensation table. The Agreements remain in effect unless terminated by either party. If the employment of any Executive is terminated (with certain exceptions) within 24 months following a Change in Control, each Executive will be entitled to receive cash payments (amounts equal to two times current annual salary and the amount of the bonus guarantee under the Bonus Guarantee Letter Agreement and an amount equal to the contributions that the Company would have made to the Stock Plan, Tandy Fund and SUP over a 24-month period assuming the foregoing salary and bonus guarantee were used to calculate the Company's contributions), as well as the continuation of fringe benefits (including life insurance, disability, medical, dental and hospitalization benefits) for a period of up to 24 months. Additionally, all outstanding incentive awards and stock options will become fully vested, and the Company will be required to purchase for cash, on demand, any shares of unrestricted stock and shares purchased upon the exercise of options at the then per-share fair market value.

The Termination Protection Agreements also provide that the Company shall make an additional "Gross-Up Payment" to the Executives covered by these Agreements to offset fully the effect of any excise tax imposed under Section 4999 of the Internal Revenue Code. In addition, the Company will pay all legal fees and related expenses incurred by any of the Executives arising out of the employment of any of the Executives or termination of employment under certain circumstances.

Payments Upon A Change In Control. Assuming a Change in Control occurred on the date of this Proxy Statement and all of the currently serving named Executive Officers' employment had terminated on that date, the approximate cash payment that would have been made by virtue of all change in control protections implemented by the Company (not including the Gross-Up Payments) to Messrs. Roberts, Edmondson, Christopher and Hill would have been approximately $3,971,550; $1,307,758; $897,277 and $758,969, respectively. The amount of the Gross-Up Payment, if any, to be paid may be substantial and will depend upon numerous factors.

Rabbi Trust. In connection with the benefits described above, and several other plans and agreements, the Company is authorized to enter into a Rabbi Trust, which is intended to be a grantor trust under Section 671 of the Internal Revenue Code. The Rabbi Trust may be funded by the Company at any time, but is required to be funded upon a "Threatened Change in Control" or upon a "Change in Control" in an amount sufficient to provide for the payment of all benefits described above in "Change in Control Protections" and several other plans and agreements. The Rabbi Trust will be a trust of which the trust assets will be subject to the claims of the Company's creditors in the event of the Company's bankruptcy or insolvency.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.

                               PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on Company common stock against the cumulative total return on the S&P Corporate 500 Stock Index and the S&P Retail Composite Stock Index (assuming $100 was invested on December 31, 1995, in Company common stock and in the stocks comprising the S&P Corporate 500 Stock Index and the S&P Retail Composite Stock Index and also assuming the reinvestment of all dividends). The S&P Retail Composite Stock Index, as well as the S&P Corporate 500 Stock Index, include the Company.

The historical stock price performance of Company common stock shown on the graph below is not necessarily indicative of future price performance.

Any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 shall not be deemed to incorporate by reference this graph and this graph shall not otherwise be deemed filed under such Acts. The Company may, however, specifically incorporate this graph by reference in filings under such Acts.


                              [PERFORMANCE GRAPH]


       Total Return Analysis
                               12/31/1995 12/31/1996 12/31/1997 12/31/1998 12/31/1999 12/31/2000
      ------------------------------------------------------------------------------------------
       RadioShack Corporation  $   100.00 $   107.94 $   191.69 $   206.44 $   495.43 $   433.06
      ------------------------------------------------------------------------------------------
       S & P Retail Comp.      $   100.00 $   118.04 $   170.88 $   275.73 $   334.29 $   279.50
      ------------------------------------------------------------------------------------------
       S & P 500               $   100.00 $   122.96 $   163.99 $   210.85 $   255.22 $   231.97


                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

None.

                                    ITEM 2

  APPROVAL OF THE ADOPTION OF THE RADIOSHACK CORPORATION 2001 INCENTIVE STOCK
                                     PLAN

The Board of Directors unanimously recommends a vote "FOR" the proposal to adopt the RadioShack 2001 Incentive Stock Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.

               RADIOSHACK CORPORATION 2001 INCENTIVE STOCK PLAN

Introduction

At the Annual Meeting, the stockholders will be requested to approve the RadioShack 2001 Incentive Stock Plan ("2001 ISP"). The Board of Directors has unanimously adopted resolutions approving, and recommending to the stockholders for their approval, the 2001 ISP. A copy of the 2001 ISP is attached as Exhibit A.

Key Features of the 2001 ISP

    .  Allows continuation of broad-based stock option program.

    .  Permits options grants only.

    .  Forbids re-pricing or discounting of options.

The 2001 ISP is in the Company's Best Interest and its Stockholders.

    . Key to the fulfillment of the Company's mission to demystify technology for the mass market is the ability to attract and retain employees and store managers capable of providing answers in an increasingly complex consumer electronics marketplace.

    . Given the small store format of a typical RadioShack store (averaging 2,400 square feet), the store manager is often one of the top sales makers in the store, as well as being the manager of a team of sales associates. Management believes that an equity stake in the Company is a strong incentive for these experienced store managers to remain with the Company.

    . To address the potential disruption that unacceptable store manager turnover might have on achievement of strategic goals and to align the financial interest of these key employees with those of its stockholders, the Company instituted equity based incentive compensation for store managers in 1997.

    . Management believes that as a result of these incentive compensation programs, voluntary annual store manager turnover has dropped from annual turnover of 12% in 1996 to 5% in 2000.

    . This reduced turnover was a key contributor to the Company achieving same store sales gains of 7%, 12%, and 11% for the years ending 1998, 1999 and 2000 and to the Company experiencing EPS growth of over 20% in each of these three years.

    . In a tightened labor market, the Company must compete with companies in the telecommunications and other high technology segments in the retention and recruitment of these key employees and providing equity based incentive compensation to remain competitive.

    . The 2001 ISP will enable the Company to continue meeting its long stated goal of attracting and retaining well trained and professional retail store management. It is anticipated that over 55% of stock options that will be granted under the 2001 ISP will be to retail store management and other non-officer employees. This is consistent with past Company practice of broad-based grants and has resulted in retaining valuable retail store managers. Stockholder approval of the 2001 ISP will enable the Company to build on its past success by aligning the interests of a broad base of employees from the retail to senior management levels, with those of the Company's stockholders in enhancing growth and creating stockholder value.

    . Under the Company's present Incentive Stock Plans there are, as of February 28, 2001, only 1,828,800 shares remaining for awards and grants. In the absence of stockholder approval of the 2001 ISP, this remaining number of shares is insufficient to continue broad-based stock option grants. The success of the Company since 1997 has in large part resulted from a committed, professional and energetic work force at all levels of the Company, particularly at the retail level. Management believes discontinuation of stock option grants to retail store personnel and key non-officer employees will have an adverse effect on employee turnover and poses a risk to the Company's ability to sustain continued sales and profit growth.

    . The 2001 ISP makes no provision for restricted stock, stock appreciation or performance awards. Only stock options will be authorized to be granted under the 2001 ISP. In addition, upon stockholder approval of the 2001 ISP, management commits to strongly recommend to the Board that it amend the Company's 1993 and 1997 Incentive Stock Plans to remove authority to make further grants of performance awards and stock appreciation rights. Also management will seek an amendment to the each of these Plans to limit future restricted stock awards under both plans to no more than a total of 700,000 shares in the aggregate under both Plans.

    . Under the 2001 ISP, all options will only be granted at their fair market value on the date of grant and will not be re-priced or discounted, without prior stockholder approval. The Company has never repriced or discounted stock options and other awards.

    . As in the past, stock options granted to retail store management under the 2001 ISP will vest two-thirds (2/3) on the second anniversary date of grant and one-third (1/3) on the third anniversary date of grant. For other employees, stock options will vest one-third each on the first, second and third anniversary dates after grant. This long term vesting schedule has provided, and will continue to provide, a Company-wide work force with a commitment to the long-term growth of the Company.

Summary of 2001 ISP

The following general description of certain features of the 2001 ISP is qualified in its entirety by reference to the provisions of the 2001 ISP fully set forth in Exhibit A.

Eligibility and Limits on Stock Option Grants. Employees of the Company, its subsidiaries and its affiliates, who are responsible for or contribute to the management, growth and profitability of the Company, its subsidiaries and affiliates, will be eligible to receive stock option grants under the 2001 ISP. No determination has yet been made as to the amount of grants to be allocated to any individual or to any group of employees, but as stated above it is anticipated that over 55% of stock options will be granted to retail store management and other non-officer employees. Also, the 2001 ISP will place a limit on the maximum amount of grants that may be made to any one employee in any calendar year.

Under the 2001 ISP, no employee may receive grants of stock options that cover in the aggregate more than 500,000 shares in any calendar year.

Administration. The Organization and Compensation Committee of the Company's Board will administer the 2001 ISP. This Committee will select the eligible employees to whom options will be granted and will set the terms of such grants, including any performance goals applicable to stock option grants. The Committee may delegate its authority under the 2001 ISP to officers of the Company subject to guidelines.

Shares Reserved for Grants. The number of shares of Common Stock reserved and available for grants under the 2001 ISP will be 9,200,000. During the term of the 2001 ISP, if any grant terminates, expires or is forfeited, the shares subject to such grant will again be available for grants under the 2001 ISP. Stock options may be exercised by tendering cash or Company common stock to the Company in full or partial payment of the exercise price.

In the event of any transaction or event that affects Company common stock, including but not limited to a merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, or issuance of rights or warrants, then the Committee is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the number and kind of shares reserved for issuance under the 2001 ISP as well as to the number, kind and price of shares subject to outstanding grants under the 2001 ISP all within the limits on individual grants described above.

Stock Options. The 2001 ISP will permit the granting to eligible employees of incentive stock options ("ISOs"), which qualify for special tax treatment, and nonqualified stock options. Options may be exercised by tendering cash or shares of Company common stock already owned by the employee to pay all or a portion of the exercise price of a stock option and/or to cover any withholding tax (including Social Security and Medicare) liabilities resulting from the exercise of the stock option. The exercise price for any stock option will not be less than the fair market value (average of the high and low sales prices) of Company common stock on the date of grant and will not be repriced without stockholder approval.

Director Options. The 2001 ISP also provides that each non-employee director of the Company is automatically granted a non qualified stock option to purchase 16,000 shares of Company common stock on the first business day in September of each year that he or she serves as a director. Additionally, the 2001 ISP provides that each new non-employee director receives a one time grant of a non qualified stock option to purchase 20,000 shares of Company common stock on the date he or she attends his or her first meeting.

The option exercise price of director options will not be less than the fair market value (average of the high and low sales prices) of a share of Company common stock on the date of grant and will not be repriced without stockholder approval. Director options vest in three equal installments on the first, second, and third anniversaries of the date of grant. The 2001 ISP also provides that at the election of a director all or one-half of a director's retainer and meeting fees may be paid in Company common stock.

No annual grant of 16,000 shares, one-time grant of 20,000 shares or retainer or meeting fee payments will be made under more than one incentive stock plan of the Company in the same year.

Change in Control Provisions. The 2001 ISP provides, unless an agreement evidencing the stock option grant provides otherwise, that in the event of a "Change in Control" (as defined in the 2001 ISP), all stock options will become fully vested and immediately exercisable. If stock options vest in the event of a "Change in Control" the nature of any "cash out" by the Company will be determined by the terms of the applicable agreement with the holder of the grant.

Other Awards. The 2001 ISP does not provide for the grant or award of restricted stock, stock appreciation rights nor performance awards.

                        FEDERAL INCOME TAX CONSEQUENCES

Nonqualified Stock Options. Nonqualified stock options granted under the 2001 ISP will not be taxable to an employee at grant but generally will result in taxation at exercise, at which time the employee will recognize ordinary income in an amount equal to the difference between the option's exercise price and the sales price of the shares realized on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income.

Incentive Stock Options. An employee will generally not recognize ordinary income on receipt or exercise of an ISO so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise; however, the amount by which the sales price of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee's alternative minimum tax in the year of exercise. If the employee holds the shares of Company common stock received on exercise of the ISO for one year after the date of exercise (and for two years from the date of grant of the ISO), any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

If an employee exercises an ISO but engages in a "disqualifying disposition" by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the sales price of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the sales price on the date of exercise will be taxed as long-or short-term capital gain (as applicable). If, however, the fair market value of the shares on the date of disqualifying disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on the disqualifying disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the disqualifying disposition.

Other Information

If approved by stockholders, the 2001 ISP will be effective on June 1, 2001, and shall terminate on May 31, 2011. Any grants made before May 31, 2011 may extend beyond the expiration or termination date. The Board may amend the 2001 ISP at any time provided that no such amendment will be made without stockholder approval if such approval is required under applicable law, or if such amendment would: (i) decrease the grant or exercise price of any stock option to less than fair market value (average of the high and low sales prices) on the date of grant;
(ii) provide for the awards of restricted stock, stock appreciation rights or performance awards; or (iii) increase the number of shares that may be distributed under the 2001 ISP. Without stockholder approval, an option may not be canceled and a new option issued at a lower price as a substitute therefor, except as may be necessary to comply with a change in law, regulations or accounting principles of a foreign country applicable to participants subject to the laws of such country.

The 2001 ISP provides that a stock option may not be transferred except in the event of the employee's death or unless otherwise required by law. Other terms and conditions of each stock option grant will be set forth in an agreement.

On February 28, 2001, the closing price for Company common stock as reported in the Wall Street Journal on the New York Stock Exchange-Composite Transactions was $42.80.

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board has selected PricewaterhouseCoopers, which has previously audited the Company's books annually, as independent accountants for 2001. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting with an opportunity to make a statement and/or respond to appropriate questions.

                      VOTING RIGHTS AND PROXY INFORMATION

Only holders of record of shares of the Company's common stock and the Company's TESOP Stock as of the Annual Meeting Record Date will be entitled to notice of, and to vote at, the Annual Meeting and at any resumption of the Annual Meeting after adjournment or postponement thereof. The holders of shares of Company common stock are entitled to one vote per share (a "Common Stock Vote") on any matter which may properly come before the Annual Meeting. The holders of TESOP Stock are also entitled to 87.072 Common Stock Votes per share on any matter which may properly come before the Annual Meeting.

As of the Annual Meeting Record Date, the total number of Common Stock Votes represented by the voting securities of the Company entitled to vote were 191,509,151. Specifically, there were 184,583,373 shares of Company common stock outstanding, representing 184,583,373 Common Stock Votes; and 68,174 shares of TESOP Stock outstanding, representing 5,936,062 Common Stock Votes.

As of the Annual Meeting Record Date, a total of 68,174 shares of TESOP Stock were held in the Tandy Fund. Each participant in the Tandy Fund is entitled to direct the Tandy Fund Trustee with respect to the voting of the TESOP Stock allocated to his or her account. If a participant does not direct the Tandy Fund Trustee with respect to the voting of the TESOP Stock, the Trustee will vote such securities in the same proportion as other participants who have directed the Trustee with respect to allocated shares. The Trustee will also vote all unallocated TESOP Stock held by the Tandy Fund in such proportion.

The presence, either in person or by properly executed proxy, of the holders of a majority of the Common Stock Votes as of the Annual Meeting Record Date is necessary to constitute a quorum at the Annual Meeting. Shares held by holders who are either present in person or represented by proxy who abstain will be treated as present for quorum purposes on all matters. For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote total, with the result that an abstention will have the same effect as a negative vote. For purposes of determining whether a proposal has received a majority vote, in instances where brokers are prohibited from exercising discretionary authority for beneficial holders of Company common stock who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

The affirmative vote of a plurality of the Common Stock Votes entitled to vote and represented in person or by properly executed proxy at the Annual Meeting is required to approve the election of each of the Company's nominees for election as a director. With respect to the election of directors, shares that abstain will be included in the vote total as withholds (i.e., votes against the Company's nominees for election).

The affirmative vote of a majority of the Common Stock Votes entitled to vote and represented in person or by properly executed proxy at the Annual Meeting is required to approve all matters other than the election of directors.

Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose. Registered stockholders can also deliver proxies by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. A proxy by telephone or over the Internet is a properly executed proxy. Instructions for voting by telephone or over the Internet are on the enclosed proxy card. Please note that holders of Common Stock Votes in the Company's 401(k) Plan are not registered stockholders and therefore may not vote by telephone or over the Internet. In order to vote, these holders must sign and date the enclosed proxy and return it by mail.

All voting securities that are represented at the Annual Meeting by properly executed proxies (including a proxy by telephone or over the Internet) received by the Corporate Secretary prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's nominees for election as directors of the Company and FOR the adoption of the RadioShack Corporation 2001 Incentive Stock Plan.

Any proxy given under this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) filing with the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same voting securities and delivering it to the Company at or before the Annual Meeting; (iii) submitting another subsequent timely proxy by telephone or the Internet; or (iv) attending the Annual Meeting, filing a written revocation of proxy and voting in person (attendance at the Annual Meeting and voting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy or subsequent proxies should be received by mail or other method of delivery or hand delivered to RadioShack Corporation, Attention: Ms. Carolyn Hoopes, Vice President and Assistant Corporate Secretary, 100 Throckmorton Street, Suite 1724, Fort Worth, Texas 76102-2818.

The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Company common stock, restricted Company common stock and TESOP Stock, and will reimburse them for their expenses in so doing. In addition, the Company may engage D.F. King & Co., Inc., for a fee anticipated not to exceed $10,000 plus out-of-pocket expenses, to provide proxy services. Certain directors, officers and other employees of the Company may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS
                   FOR DIRECTORS FOR THE 2002 ANNUAL MEETING

In order for proposals of stockholders to be considered for inclusion in the proxy statement for the 2002 Annual Meeting of Stockholders of the Company, which is now scheduled to be held on May 16, 2002, such proposals must be received by the Corporate Secretary of the Company by December 7, 2001. With respect to stockholder proposals for the 2002 Annual Meeting that are not to be included in the Proxy Statement, these proposals must be received by the Corporate Secretary not less than 60 nor more than 90 days before the anniversary date of the preceding year's annual meeting, or by March 18, 2002, but no sooner than February 16, 2002.

Stockholders who wish to nominate persons for election as directors at the 2002 Annual Meeting, which is now scheduled to be held on May 16, 2002, must give notice of their intention to make a nomination in writing to the Corporate Secretary of the Company on or before February 16, 2002. Each notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and the name and address of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) under which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as then in effect; and (e) the consent of each nominee to serve as director of the Company, if so elected. The Corporate Governance Committee will consider director nominees made by stockholders pursuant to procedures set forth in the Corporate Governance Committee Charter.

                                 ANNUAL REPORT

A copy of the Company's Annual Report for the year ended December 31, 2000, is being mailed to stockholders with this Proxy Statement. Stockholders who do not receive a copy of the Annual Report may obtain a copy without charge by writing or calling Shareholder Services, RadioShack Corporation, 100 Throckmorton Street, Suite 1700, Fort Worth, Texas 76102-2818, telephone number (817) 415-3022.

                                 OTHER MATTERS

As of the date of this Proxy Statement, management of the Company has no knowledge of any other business to be presented to the Annual Meeting. If other business is properly brought before the meeting, the persons named in the Proxy will vote according to their discretion.

                                          RADIOSHACK CORPORATION
                                                    Fort Worth, Texas
April 6, 2001

                                                                      Exhibit A

                            RADIOSHACK CORPORATION
                           2001 INCENTIVE STOCK PLAN
                             (includes Directors)

   1. Purpose.

 The purpose of this Plan is to strengthen RadioShack Corporation (the "Company") by providing an incentive to its Eligible Employees (as hereinafter defined), and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to, Eligible Employees of the Company and its subsidiaries and to Eligible Directors (as defined below) an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options and Nonqualified Stock Options (as each term is defined below).

   2. Definitions.

   For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

     2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.6 A "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Option issued under the Plan of:

           (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities;

provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by
(i) an employee benefit plan (or a trust forming a part thereof) maintained by
(A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

         (b) The individuals who, as of May 18, 2001, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

         (c) Approval by stockholders of the Company of:

            (i) A merger, consolidation or reorganization involving the Company, unless

              (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

              (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

              (C) no Person other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

              (D) A transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction";

            (ii) A complete liquidation or dissolution of the Company; or

            (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

           Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended.

     2.8 "Committee" means a committee of the Board consisting of at least two
(2) members, all of who are Disinterested Directors, appointed by the Board to administer the Plan and to perform the functions set forth herein.

     2.9 "Company" means RadioShack Corporation, a Delaware Corporation.

     2.10 "Director Option" means an Option granted pursuant to Section 5.

     2.11 "Disability" means the suffering from a physical or mental condition which, in the opinion of the Committee based upon appropriate medical advice and examination and in accordance with rules applied uniformly to all employees of the Company, totally and permanently prevents the Optionee from performing the customary duties of his or her regular job with the Company.

     2.12 "Disinterested Director" means a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and a "Outside Director" within the meaning of Section 162(m) of the Code.

     2.13 "Division" means any of the operating units or divisions of the Company.

     2.14 "Eligible Employee" means any officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

     2.15 "Eligible Director" means a director of the Company who is not an employee at the time of grant of the Company or any Subsidiary.

     2.16 "Employee Option" means an Option granted pursuant to Section 6.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

     2.19 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

     2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.21 "Option" means an Employee Option, a Director Option, or either or both of them.

     2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.23 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.24 "Plan or 2001 ISP" means the RadioShack Corporation 2001 Incentive Stock Plan.

     2.25 "Retirement" means a Director must have attained sixty (60) yeas of age and served as a Director for sixty (60) consecutive months preceding his or her resignation or retirement as a Director.

     2.26 "Shares" means the common stock, par value $1.00 per share, of the Company.

     2.27 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     2.28 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     2.29 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3. Administration.

     3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

           (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

           (b) grant Shares to Eligible Employees, that are the subject of Options upon such terms and conditions as may be determined by the Committee in its sole and absolute discretion.

     3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

           (a) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and all other persons having any interest therein;

           (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

           (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

           (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     3.4 During any calendar year no Eligible Employee may be granted Options in the aggregate in respect of more than 500,000 Shares.

     4. Stock Subject to the Plan.

     4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 9,200,000 Shares. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to
Section 9. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2 Upon the granting of an Option, the number of Shares available under
Section 4.1 for the granting of further Options shall be reduced by the number of Shares in respect of which the Option is granted.

     4.3 Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

     5. Director Plans.

         5A. Option Grants to Eligible Directors.

           5A.1 Annual Grant. Subject to the provisions of Section 5C.1 hereof, Director Options shall be granted to each Eligible Director on the first trading day of September of each year the Plan is in effect. Each Director Option granted shall be in respect of 16,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options, and further such terms may not provide for a modification of a Director Option and the grant of a new Director Option in substitution for them which results in a Purchase Price (as defined in Section 5A.3 hereof) that is lower than the Purchase Price of the originally issued Director Option until authorized by the stockholders of the Corporation.

           5A.2 One Time Grant. Subject to the Provisions of Section 5C.1 hereof, each newly appointed or elected Eligible Director who has not previously received a one-time grant under the Company's 1993 Incentive Stock Plan, 1997 Incentive Stock Plan, 1999 Incentive Stock Plan or hereunder, shall be granted an option on the date the Eligible Director attends his or her first Company Board meeting. Each Director Option granted under this Section shall be in respect of 20,000 Shares. The Purchase Price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

           5A.3 Purchase Price. The "Purchase Price" for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date of grant.

           5A.4 Vesting. Subject to Section 7.4, each Director Option shall become exercisable with respect to one third (1/3) of the Shares effective as of each of the first, second and third annual anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates by reason of his death, Disability or Retirement, all Director Options then held by the Director shall be fully vested.

           5A.5 Duration. Each Director Option shall terminate on the date which is the tenth annual anniversary of the grant date, unless terminated earlier as follows:

           (a) If an Optionee's service as a Director terminates for any reason other than Retirement, Disability, death or Cause, the Optionee may, for a period of three (3) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

           (b) If an Optionee's service as a Director terminates by reason of the Optionee's Retirement or by resignation or removal from the Board due to Disability, the Optionee may, for a period of three (3) years after such termination, exercise his or her Option after which time the Option shall automatically terminate in full.

           (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

           (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this
Section 5A.5, or within three (3) years after termination of service as a Director as described in clause (b) of this Section 5A.5, the Option granted to the Optionee may be exercised at any time within 12 months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full.

         5B. Stock Purchase for Director Retainer and/or Meeting Fees.

         5B.1 Election to Participate.

           (a) Initial Year Election. Each Eligible Director may participate in this Section 5B by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to either or both of the Eligible Director's meeting fees or annual retainer payable to him or her under the Eligible Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent May 31. An Eligible Director may, pursuant to an Initial Year Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

           (b) Annual Election. Each Eligible Director may, prior to May 1 of any year, elect to participate (or cease to participate ) or change his or her level of participation in this Section 5B (an "Annual Election"). An Annual Election shall become effective with respect to either or both of the Eligible Director's meeting fees or annual retainer payable to him or her under the Eligible Director compensation plan in respect of the year commencing on June 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section 5B.1 (b). An Eligible Director may, pursuant to an Annual Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

         5B.2 Payment in Stock.

           (a) For the period commencing on the effective date of a Eligible Director's Initial Year Election through the next subsequent May 31, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by twelve (12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the subsequent May 31; and (ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (a) but reduced by one-half. Shares will be issued as of the effective date of the Initial Year Election.

           (b) For each year commencing on June 1 in respect of which an Eligible Director has elected to participate in this Section 5B pursuant to an Annual Election, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair

Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer; and (ii) Shares will be issued to each Eligible Director participating in this Section 5B at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued as of June 1.

           (c) For the period commencing on the effective date of an Eligible Director's Initial Year Election through the next subsequent May 31, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the date of the meeting or if not a trading day then the first trading day immediately preceding the date of the meeting) equal to the Eligible Director's fee for attending the meeting; and
(ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (c) but reduced by one-half. Shares will be issued as soon as practicable after the date of each such meeting;

           (d) For each year commencing on June 1 in respect of which an Eligible Director has elected to participate in this Section 5B pursuant to an Annual Election, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the date of the meeting or if not a trading day then the first trading day immediately preceding the date of the meeting) equal to the Eligible Director's fee for attending the meeting; and (ii) Shares will be issued to each Eligible Director participating in this Section 5B at the 50% level according to the calculation in clause (i) of this Section 5B.2(d) but reduced by one-half. Shares will be issued as soon as practicable after the date of each such meeting.

           (e) The issuance of Shares to an Eligible director participating in this Section 5B shall represent payment in advance of, and shall be in lieu of, 50% or 100%, as applicable, of the Eligible Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

           (f) The issuance of Shares to an Eligible director participating in this Section 5B shall represent payment of, and shall be in lieu of, 50% or 100%, as applicable, of the Eligible Director's meeting fees for each meeting attended in respect of which the Initial Year Election or the Annual Election is in effect.

           5B.3 Distribution. Shares will be distributed to the Eligible Director as soon as practicable after issuance. No fractional Share will be issued to any Eligible Director. Any amount not used for the acquisition of a Share will be paid to the Eligible Director in cash.

           5C.1 No Duplication. Notwithstanding any provision in this Plan to the contrary, no Director Option shall be granted to any Eligible Director pursuant to Section 5A, of this Plan on any day if such Director is granted a Director Option pursuant to Section 5A. of the Company's 1993 Incentive Stock Plan, 1997 Incentive Stock Plan or 1999 Incentive Stock Plan on such day. In addition, no Shares shall be issued pursuant to Section 5B. of this Plan in respect of an Eligible Director's meeting or retainer fees if Shares are or will be issued pursuant to Section 5B, of the Company's 1993 Incentive Stock Plan, 1997 Incentive Stock Plan or 1999 Incentive Stock Plan in respect of such meeting or retainer fees.

     6. Option Grants for Eligible Employees.

     6.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

     6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

     6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

     6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new options in substitution for them which results in a purchase price (as defined in Section 6.2 hereof) that is lower than the purchase price of the originally issued Option shall be effective until authorized by the stockholders of the Corporation.

     7. Terms and Conditions Applicable to All Options.

     7.1 Transferability. Unless otherwise provided by the Committee, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person, by facsimile, electronic means, or by mail to such person, entity and location as may be designated by the Corporate Secretary of the Company, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or (ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, that has been approved by the Company, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer that has been approved by the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer that has been approved by the Company and (iii) the Optionee's name or the name of his designated broker or dealer that has been approved by the Company shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

     7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless an Agreement evidencing an Option provides otherwise, in the event of a Change in Control the Option shall become immediately and fully exercisable. In addition, an Agreement evidencing an Option may provide that the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first annual anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

     8. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option shall set forth the terms and conditions applicable to such Employee Option upon a termination or change in the status of the employment of the Optionee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option is granted or thereafter.

     9. Adjustment Upon Changes in Capitalization.

           (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options may be granted under this Plan, (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under
Section 5; and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under this Plan, and the purchase price therefor, if applicable; and (iv) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted to any Eligible Employee.

           (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

           (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

           (d) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

     10. Effect of Certain Transactions. Subject to Section 7.4, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), this Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive immediately prior to the Transaction in respect of a Share.

     11. Termination and Amendment of the Plan. The Plan shall terminate May 31, 2011 and no Option may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

           (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options therefore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan;

           (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations;

           (c) The provisions of Section 5 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder; and

           (d) Unless theretofore approved by the stockholders of the Company, no amendment or modification of the Plan shall provide for: (i) the purchase price per Share of an Option to be less than 100% of the Fair Market Value of a Share on the date the Option was granted; (ii) the provision for the awards of restricted stock, stock appreciation rights or performance awards; or (iii) subject to Section 9. of the Plan, an increase the number of Shares subject to Option grants under the Plan.

     12. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     13. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

           (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

           (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

           (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

           (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     14. Regulations and Other Approvals; Governing Law.

     14.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflict of laws principles.

     14.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     14.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162 (m) of the Code, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule and
Section 162(m) of the Code shall be inoperative and shall not affect the validity of the Plan.

     14.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     14.5 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option, no Options shall be granted, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     14.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

     15. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a pooling transaction under the Code, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary to assure that the pooling transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option,
(ii) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

     16. Miscellaneous.

     16.1 Multiple Agreements. The terms of each Option may differ from other Options granted under this Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of this Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

     16.2 Withholding of Taxes.

           (a) The Company shall have the right to deduct from any distribution of cash to any Director or Optionee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee or Option. If a Director or Optionee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock or Option exercise (a "Taxable Event"), the Director or Optionee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director or

Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 16.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

           (b) If an Optionee makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Secretary of the Company at the Company's principal executive office.

           (c) The Committee shall have the authority, at the time of grant of an Employee Option under the Plan or at any time thereafter, to award tax bonuses to designated Optionees, to be paid upon their exercise of Employee Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     17. Effective Date. The effective date of the Plan shall be June 1, 2001, after the date of its adoption by the Board, and the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at the meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware on May 17, 2001.

[LOGO AND LETTERHEAD OF RADIOSHACK CORPORATION]

--------------------------------------------------------------------------------

                              THIS IS YOUR PROXY
                            YOUR VOTE IS IMPORTANT

RadioShack Corporation's 2001 Annual Meeting of Stockholders will be held at the Renaissance Worthington Hotel, 200 Main Street, Fort Worth, Texas 76102, on Thursday, May 17, 2001, at 10:00 a.m.

Please keep in mind that your vote is important to us. Whether or not you are able to attend the meeting in person, please either:

 .  use our toll-free telephone voting system;
 .  use our Internet voting system or
 . mark the attached proxy card to indicate your voting preferences, then sign, detach and return the proxy card in the accompanying postage-paid envelope.

We encourage you to vote by telephone or over the Internet. These are two quick and easy methods to vote your shares that are available 24 hours a day, seven days a week, and your vote is recorded as if you mailed in your proxy card. Voting by one of these convenient methods eliminates the need to return the proxy card and will also save the Company money. On the reverse side of this card are instructions on how to vote by telephone and over the Internet.

--------------------------------------------------------------------------------



                            RADIOSHACK CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING ON MAY 17, 2001


The undersigned hereby appoints Leonard H. Roberts, Ronald E. Elmquist, Jack L. Messman and William E. Tucker, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of the Company held by the undersigned at the Annual Meeting of Stockholders of RadioShack Corporation at Fort Worth, Texas on May 17, 2001, or any resumption of the Annual Meeting after any adjournment thereof, as indicated on this proxy, and in their discretion on any other matters which may properly come before the meeting. If no directions are given, this Proxy will be voted "FOR" Items 1 and 2.


TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE - NO BOXES NEED TO BE CHECKED.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[LOGO AND LETTERHEAD OF RADIOSHACK CORPORATION]
100 Throckmorton Street, Suite 1800
Post Office Box 17180
Fort Worth, Texas 76102-0180

                  VOTE YOUR SHARES BY TELEPHONE OR INTERNET!
         QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS

RadioShack Corporation encourages you to take advantage of three convenient ways to vote your shares. If voting by proxy, you may vote by mail, vote by telephone or vote by Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote read the accompanying proxy statement and then follow these easy steps:


VOTE BY PHONE - 1-877-779-8683                                         VOTE BY INTERNET - http://www.eproxyvote.com/rsh
-------------   --------------                                         ----------------   -----------------------------
Use any touch-tone telephone to vote your proxy 24                     Use the Internet to vote your proxy 24 hours a day, 7 days a
hours a day, 7 days a week. Have your proxy card in                    week. Have your proxy card in hand when you access the
hand when you call. You will be prompted to enter                      website. You will be prompted to enter your 14-digit Voter
your 14-digit Voter Control Number, which is located above             Control Number, which is located above your name and then
your name and then follow the simple recorded instructions.            follow the simple instructions provided.
For stockholders outside the United States, call collect on a touch-tone phone 1-201-536-8073.


VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-
------------
paid envelope we've provided.


               If you vote by phone or vote using the Internet,
                      Please do not mail your proxy card.
                             THANK YOU FOR VOTING.


                                  DETACH HERE

    Please mark
[X] your vote as
    in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1.  Election of Directors                                                       2.  Adoption of the RadioShack Corporation 2001
Nominees:  Frank J. Belatti, Ronald E. Elmquist, Lawrence V. Jackson,               Incentive Stock Plan.
Robert J. Kamerschen, Lewis F. Kornfeld, Jr., Jack L. Messman,
William G. Morton, Jr., Thomas G. Plaskett, Leonard H. Roberts,                     FOR [  ]      AGAINST [  ]       ABSTAIN [  ]
Alfred J. Stein, William E. Tucker,  Edwina D. Woodbury

             FOR                            WITHHELD
    [  ]     ALL                      [  ]  FROM ALL
          NOMINEES                          NOMINEES

[  ]
    ----------------------------------------------------------------------------
    For all nominees except those written on line above


                                                                   MARK HERE
                                                                 FOR ADDRESS [ ]
                                                                  CHANGE AND
                                                                NOTE AT LEFT


                             Please Sign Exactly as Your Name(s) Appears on This Proxy,

                             Date and Promptly Return This Proxy in the Enclosed Envelope.


Signature:__________________ Date:______ Signature:_________________ Date:______